                                                                      Exhibit 99





                 Financial Statements and Supplemental Schedules
                       of UGI Utilities, Inc. Savings Plan
                     and AmeriGas Propane, Inc. Savings Plan
                           for the three months ended
                                December 31, 1998

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                              FINANCIAL STATEMENTS

                  for the three months ended December 31, 1998
                      and the year ended September 30, 1998

                              UGI UTILITIES, INC.
                                 SAVINGS PLAN



                         INDEX TO FINANCIAL STATEMENTS


FINANCIAL STATEMENTS:                                                Page(s)
                                                                     -------
Report of Independent Public Accountants                                3

Financial Statements:

    Statements of Net Assets Available for Benefits at
        December 31, 1998 and September 30, 1998                      4 to 9

    Statements of Changes in Net Assets Available for
        Benefits for the three months ended December 31, 1998
        and the year ended September 30, 1998                        10 to 15

    Notes to Financial Statements                                    16 to 27


Item 27a - Schedule of Assets Held for Investment Purposes -
        December 31, 1998                                            28 to 29

Item 27d - Schedule of Reportable Transactions for the three
        months ended December 31, 1998                                  30

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Retirement Committee of
UGI Utilities, Inc.:

We have audited the accompanying statements of net assets available for benefits of the UGI Utilities, Inc. Savings Plan (the "Plan") as of December 31, 1998 and September 30, 1998, and the related statements of changes in net assets available for benefits for the three months ended December 31, 1998 and the year ended September 30, 1998, respectively. These financial statements and the supplemental schedules referred to below are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements and supplemental schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1998 and September 30, 1998 and the changes in net assets available for benefits for the three months ended December 31, 1998 and the year ended September 30, 1998, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes and reportable transactions are presented for purposes of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for benefits and the statements of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and changes in net assets available for benefits of each fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


Arthur Andersen LLP
Chicago, Illinois
June 9, 1999

                        UGI UTILITIES, INC. SAVINGS PLAN
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                      AS OF DECEMBER 31, 1998 (page 1 of 3)

                                                                                   Participant Directed
                                                       -----------------------------------------------------------------------
                                                                       Fidelity                                     Fidelity
                                                        Fidelity        Managed       Fidelity       Fidelity       Spartan
                                                          Cash          Income      Intermediate    U. S. Bond     U.S. Equity
                                                        Reserves     Portfolio II       Bond          Index          Index
                                           TOTAL          Fund           Fund           Fund           Fund           Fund
                                        -----------    -----------    -----------    -----------    -----------    -----------
Trust investments (Note 3)              $47,387,403    $ 3,007,127    $ 7,317,528    $   801,714    $    97,065    $ 1,985,582
Loans to participants                     1,334,510
Employers' contributions receivable         303,223          8,906         51,218          7,690            632         22,880
                                        -----------    -----------    -----------    -----------    -----------    -----------

   Net assets available for benefits    $49,025,136    $ 3,016,033    $ 7,368,746    $   809,404    $    97,697    $ 2,008,462
                                        ===========    ===========    ===========    ===========    ===========    ===========


                                                             Participant Directed
                                       -----------------------------------------------------------------------

                                         Fidelity                                    Fidelity
                                          Equity                       Fidelity      Growth &        Fidelity
                                          Income        Fidelity       Puritan        Income         Balanced
                                           Fund           Fund           Fund        Portfolio         Fund
                                       -----------    -----------    -----------    -----------    -----------
Trust investments (Note 3)             $11,284,808    $ 1,719,694    $    31,661    $    36,116    $    20,021
Loans to participants
Employers' contributions receivable         61,179         16,871            343          1,045             21
                                       -----------    -----------    -----------    -----------    -----------

   Net assets available for benefits   $11,345,987    $ 1,736,565    $    32,004    $    37,161    $    20,042
                                       ===========    ===========    ===========    ===========    ===========


The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                      AS OF DECEMBER 31, 1998 (page 2 of 3)


                                                                        Participant Directed
                                       ---------------------------------------------------------------------------------------
                                         Fidelity        Fidelity                      Fidelity                     Fidelity
                                          Equity       Real Estate      Fidelity        Growth       Fidelity       Capital
                                         Income II      Investment      Magellan        Company         OTC       Appreciation
                                           Fund         Portfolio         Fund           Fund        Portfolio        Fund
                                        -----------    -----------    -----------    -----------    -----------    -----------
Trust investments (Note 3)              $     2,984    $       164    $15,935,862    $ 1,133,121    $    16,464    $        42
Loans to participants
Employers' contributions receivable             288            132         82,568         13,460            685             38
                                        -----------    -----------    -----------    -----------    -----------    -----------

   Net assets available for benefits    $     3,272    $       296    $16,018,430    $ 1,146,581    $    17,149    $        80
                                        ===========    ===========    ===========    ===========    ===========    ===========


                                                 Participant Directed
                                       -----------------------------------------
                                        Fidelity        Fidelity        Fidelity
                                        Blue Chip      Low-Priced      Small Cap
                                         Growth          Stock          Selector
                                          Fund            Fund            Fund
                                       -----------    -----------    -----------
Trust investments (Note 3)             $   141,612    $    14,175    $    33,098
Loans to participants
Employers' contributions receivable          2,277             92            881
                                       -----------    -----------    -----------

   Net assets available for benefits   $   143,889    $    14,267    $    33,979
                                       ===========    ===========    ===========


The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                      AS OF DECEMBER 31, 1998 (page 3 of 3)


                                                                          Participant Directed
                                         -----------------------------------------------------------------------------------------
                                                         Fidelity
                                                       International                    Fidelity        Fidelity         Fidelity
                                          Fidelity       Growth &       Fidelity        Freedom          Freedom          Freedom
                                          Overseas        Income        Worldwide        Income           2000             2010
                                            Fund           Fund           Fund            Fund            Fund             Fund
                                         ----------     ----------      ----------      ----------      ----------      ----------
Trust investments (Note 3)               $  512,192     $   10,611      $    2,774      $  219,366      $  156,341      $   72,061
Loans to participants
Employers' contributions receivable           7,327            130             302              16             917           1,344
                                         ----------     ----------      ----------      ----------      ----------      ----------

   Net assets available for benefits     $  519,519     $   10,741      $    3,076      $  219,382      $  157,258      $   73,405
                                         ==========     ==========      ==========      ==========      ==========      ==========


                                                         Participant Directed
                                         ----------------------------------------------------------
                                          Fidelity        Fidelity          UGI
                                           Freedom         Freedom         Common
                                            2020            2030           Stock        Participant
                                            Fund            Fund            Fund           Loans
                                         ----------      ----------      ----------      ----------
Trust investments (Note 3)               $  101,016      $   18,796      $2,715,408
Loans to participants                                                                    $1,334,510
Employers' contributions receivable           2,439           1,127          18,415
                                         ----------      ----------      ----------      ----------

   Net assets available for benefits     $  103,455      $   19,923      $2,733,823      $1,334,510
                                         ==========      ==========      ==========      ==========


The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                     AS OF SEPTEMBER 30, 1998 (page 1 of 3)

                                                                                         Participant Directed
                                                               ---------------------------------------------------------------------
                                                                                                      Fidelity
                                                                 Fidelity                              Managed            Fidelity
                                                                   Cash             Fixed              Income           Intermediate
                                                                 Reserves           Income          Portfolio II            Bond
                                               TOTAL               Fund              Fund               Fund                Fund
                                            -----------        -----------        -----------        -----------        -----------
Trust investments (Note 3)                  $40,084,418        $ 3,053,522        $ 1,985,693        $ 5,278,268        $   849,079
Loans to participants                         1,333,525
Employers' contributions receivable           1,064,821             24,854                               209,995             25,610
                                            -----------        -----------        -----------        -----------        -----------

   Net assets available for benefits        $42,482,764        $ 3,078,376        $ 1,985,693        $ 5,488,263        $   874,689
                                            ===========        ===========        ===========        ===========        ===========


                                                                                 Participant Directed
                                           ----------------------------------------------------------------------------------------
                                                           Fidelity
                                            Fidelity        Spartan          Fidelity                                     Fidelity
                                           U. S. Bond     U.S. Equity         Equity                           Fidelity   Growth &
                                             Index           Index            Income           Fidelity        Puritan     Income
                                             Fund            Fund              Fund              Fund            Fund     Portfolio
                                            ------        ----------        -----------        ----------        ----     ---------
Trust investments (Note 3)                                $1,607,693        $ 9,856,218        $1,346,425
Loans to participants
Employers' contributions receivable         $1,305            68,372            230,527            59,975        $208        $98
                                            ------        ----------        -----------        ----------        ----        ---

   Net assets available for benefits        $1,305        $1,676,065        $10,086,745        $1,406,400        $208        $98
                                            ======        ==========        ===========        ==========        ====        ===


The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                     AS OF SEPTEMBER 30, 1998 (page 2 of 3)

                                                                           Participant Directed
                                             --------------------------------------------------------------------------------
                                                          Fidelity        Fidelity                                 Fidelity
                                             Fidelity      Equity        Real Estate           Fidelity             Growth
                                             Balanced     Income II       Investment           Magellan             Company
                                              Fund          Fund           Portfolio             Fund                 Fund
                                              ----          ----          -----------          -----------          --------
Trust investments (Note 3)                                                                     $12,361,716          $895,539
Loans to participants
Employers' contributions receivable           $213          $115          $        83              288,833            45,613
                                              ----          ----          -----------          -----------          --------

   Net assets available for benefits          $213          $115          $        83          $12,650,549          $941,152
                                              ====          ====          ===========          ===========          ========



                                                                           Participant Directed
                                                   ------------------------------------------------------------------------------
                                                                                                                     Fidelity
                                                                      Fidelity        Fidelity                    International
                                                      Fidelity       Blue Chip       Small Cap       Fidelity        Growth &
                                                         OTC          Growth         Selector        Overseas         Income
                                                      Portfolio        Fund            Fund            Fund            Fund
                                                       -----         -------           -----         ---------         -----
Trust investments (Note  3)                                                                          $ 415,838
Loans to participants
Employers' contributions receivable                    $ 218         $ 4,193           $ 685            24,922         $ 255
                                                       -----         -------           -----         ---------         -----

   Net assets available for benefits                   $ 218         $ 4,193           $ 685         $ 440,760         $ 255
                                                       =====         =======           =====         =========         =====


The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                     AS OF SEPTEMBER 30, 1998 (page 3 of 3)

                                                                        Participant Directed
                                          -------------------------------------------------------------------------------------
                                           Fidelity      Fidelity  Fidelity   Fidelity   Fidelity       UGI
                                           Freedom       Freedom    Freedom   Freedom    Freedom       Common
                                            Income         2000      2010       2020       2030        Stock        Participant
                                             Fund          Fund      Fund       Fund       Fund         Fund           Loans
                                          ----------      ------      ---      ------      ----      ----------      ----------
Trust investments (Note 3)                                                                           $2,434,427
Loans to participants                                                                                                $1,333,525
Employers' contributions receivable       $    2,461      $3,306      $82      $2,677      $173          70,048
                                          ----------      ------      ---      ------      ----      ----------      ----------

   Net assets available for benefits      $    2,461      $3,306      $82      $2,677      $173      $2,504,475      $1,333,525
                                          ==========      ======      ===      ======      ====      ==========      ==========


The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

           FOR THE THREE MONTHS ENDED DECEMBER 31, 1998 (page 1 of 3)

                                                                                         Participant Directed
                                                               -------------------------------------------------------------------
                                                                                                    Fidelity
                                                               Fidelity                              Managed            Fidelity
                                                                 Cash               Fixed             Income          Intermediate
                                                                Reserves            Income          Portfolio II          Bond
                                              TOTAL               Fund               Fund               Fund              Fund
                                           ------------        -----------        -----------        -----------        ---------
Participants' contributions                $  1,239,750        $   110,062                           $   167,540        $  33,193
Employers' contributions                        303,223              8,906                                51,218            7,690
Investment income:
     Dividends                                1,083,200             37,444                                99,639           12,202
     Net appreciation (depreciation)
         in value of investments              5,072,623                                                                   (10,865)
Other                                            29,649              2,005        $         5              7,419              443
Transfers of participants'
   balances, net                               (118,927)            71,464         (1,985,698)         1,849,699         (101,482)
                                           ------------        -----------        -----------        -----------        ---------

                                              7,609,518            229,881         (1,985,693)         2,175,515          (58,819)

Less - Distributions to participants          1,067,146            292,224                               295,032            6,466
                                           ------------        -----------        -----------        -----------        ---------

Net additions (deductions)                    6,542,372            (62,343)        (1,985,693)         1,880,483          (65,285)

Net assets available for benefits-
     beginning of year                       42,482,764          3,078,376          1,985,693          5,488,263          874,689
                                           ------------        -----------        -----------        -----------        ---------

Net assets available for benefits-
     end of year                           $ 49,025,136        $ 3,016,033        $        --        $ 7,368,746        $ 809,404
                                           ============        ===========        ===========        ===========        =========


                                                                            Participant Directed
                                         ---------------------------------------------------------------------------------------
                                                         Fidelity
                                          Fidelity        Spartan         Fidelity                                     Fidelity
                                         U. S. Bond     U.S. Equity        Equity                         Fidelity     Growth &
                                           Index           Index           Income           Fidelity       Puritan      Income
                                           Fund            Fund             Fund              Fund           Fund      Portfolio
                                         ---------      -----------      ------------      -----------      -------     -------
Participants' contributions              $   1,962      $    89,842      $    222,379      $    84,753      $   714     $ 1,582
Employers' contributions                       632           22,880            61,179           16,871          343       1,045
Investment income:
     Dividends                                 960            5,761           386,182           18,405          371         520
     Net appreciation (depreciation)
         in value of investments              (170)         330,326         1,192,734          295,003        1,554       3,341
Other                                                           802             4,888              733           62          94
Transfers of participants'
   balances, net                            93,008          (28,212)         (439,717)         (64,555)      28,752      30,481
                                         ---------      -----------      ------------      -----------      -------     -------

                                            96,392          421,399         1,427,645          351,210       31,796      37,063

Less - Distributions to participants                         89,002          168,403            21,045
                                         ---------      -----------      ------------      -----------      -------     -------

Net additions (deductions)                  96,392          332,397         1,259,242          330,165       31,796      37,063

Net assets available for benefits-
     beginning of year                       1,305        1,676,065        10,086,745        1,406,400          208          98
                                         ---------      -----------      ------------      -----------      -------     -------

Net assets available for benefits-
     end of year                         $  97,697      $ 2,008,462      $ 11,345,987      $ 1,736,565      $32,004     $37,161
                                         =========      ===========      ============      ===========      =======     =======


   The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

           FOR THE THREE MONTHS ENDED DECEMBER 31, 1998 (page 2 of 3)


                                                                            Participant Directed
                                            ------------------------------------------------------------------------------------
                                                            Fidelity           Fidelity                                Fidelity
                                             Fidelity        Equity           Real Estate         Fidelity              Growth
                                             Balanced       Income II         Investment          Magellan             Company
                                              Fund            Fund            Portfolio              Fund                Fund
                                            --------        --------         -----------         ------------         ----------
Participants' contributions                 $     70        $    210         $        80         $    327,733         $   68,242
Employers' contributions                          21             288                 132               82,568             13,460
Investment income:
     Dividends                                   205             205                   4              386,997             71,168
     Net appreciation (depreciation)
         in value of investments               1,278             (46)                 (3)           2,955,439            124,818
Other                                             65                                                    9,538                573
Transfers of participants'
   balances, net                              18,190           2,500                                 (281,696)           (53,745)
                                            --------        --------         -----------         ------------         ----------

                                              19,829           3,157                 213            3,480,579            224,516

Less - Distributions to participants                                                                  112,698             19,087
                                            --------        --------         -----------         ------------         ----------

Net additions (deductions)                    19,829           3,157                 213            3,367,881            205,429

Net assets available for benefits-
     beginning of year                           213             115                  83           12,650,549            941,152
                                            --------        --------         -----------         ------------         ----------

Net assets available for benefits-
     end of year                            $ 20,042        $  3,272         $       296         $ 16,018,430         $1,146,581
                                            ========        ========         ===========         ============         ==========


                                                                            Participant Directed
                                           -------------------------------------------------------------------------------------
                                                           Fidelity        Fidelity       Fidelity       Fidelity
                                            Fidelity       Capital         Blue Chip     Low-Priced      Small Cap      Fidelity
                                              OTC        Appreciation       Growth         Stock          Selector        Value
                                           Portfolio         Fund            Fund           Fund            Fund           Fund
                                            -------        --------        --------        -------        --------         ---
Participants' contributions                 $   328        $     37        $  4,268        $   122        $  1,729         $19
Employers' contributions                        685              38           2,277             92             881
Investment income:
     Dividends                                                    1                            141
     Net appreciation (depreciation)
         in value of investments              2,391               4          17,761            912           4,351           1
Other                                                                           100                             29
Transfers of participants'
   balances, net                             13,527                         115,290         13,000          26,304         (20)
                                            -------        --------        --------        -------        --------         ---

                                             16,931              80         139,696         14,267          33,294          --

Less - Distributions to participants
                                            -------        --------        --------        -------        --------         ---

Net additions (deductions)                   16,931              80         139,696         14,267          33,294          --

Net assets available for benefits-
     beginning of year                          218              --           4,193             --             685          --
                                            -------        --------        --------        -------        --------         ---

Net assets available for benefits-
     end of year                            $17,149        $     80        $143,889        $14,267        $ 33,979         $--
                                            =======        ========        ========        =======        ========         ===


The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

           FOR THE THREE MONTHS ENDED DECEMBER 31, 1998 (page 3 of 3)


                                                                             Participant Directed
                                              ----------------------------------------------------------------------------------
                                                                 Fidelity
                                                               International                         Fidelity          Fidelity
                                              Fidelity            Growth &         Fidelity           Freedom           Freedom
                                              Overseas            Income           Worldwide           Income            2000
                                                Fund               Fund              Fund              Fund              Fund
                                              ---------           -------          --------          --------          --------
Participants' contributions                   $  36,327           $   374          $    311          $     60          $  4,409
Employers' contributions                          7,327               130               302                16               917
Investment income:
     Dividends                                    9,658               139                82             3,300             5,020
     Net appreciation (depreciation)
         in value of investments                 62,726               568               144             7,900             3,723
Other                                               441
Transfers of participants'
   balances, net                                (30,625)            9,275             2,237           205,645           139,883
                                              ---------           -------          --------          --------          --------

                                                 85,854            10,486             3,076           216,921           153,952

Less - Distributions to participants              7,095
                                              ---------           -------          --------          --------          --------

Net additions (deductions)                       78,759            10,486             3,076           216,921           153,952

Net assets available for benefits-
     beginning of year                          440,760               255                --             2,461             3,306
                                              ---------           -------          --------          --------          --------

Net assets available for benefits-
     end of year                              $ 519,519           $10,741          $  3,076          $219,382          $157,258
                                              =========           =======          ========          ========          ========


                                                                             Participant Directed
                                              ------------------------------------------------------------------------------------
                                              Fidelity          Fidelity          Fidelity             UGI
                                              Freedom           Freedom           Freedom             Common
                                                2010              2020              2030              Stock            Participant
                                                Fund              Fund              Fund               Fund               Loans
                                              --------          --------          --------          ----------          ----------
Participants' contributions                   $  2,209          $  4,091          $  2,156          $   74,948
Employers' contributions                         1,344             2,439             1,127              18,415
Investment income:
     Dividends                                   2,197             2,242               418              39,939
     Net appreciation (depreciation)
         in value of investments                 1,979             6,716             1,091              68,947
Other                                              106               196                                 2,150
Transfers of participants'
   balances, net                                65,488            85,094            14,958              47,782          $   34,246
                                              --------          --------          --------          ----------          ----------

                                                73,323           100,778            19,750             252,181              34,246

Less - Distributions to participants                                                                    22,833              33,261
                                              --------          --------          --------          ----------          ----------

Net additions (deductions)                      73,323           100,778            19,750             229,348                 985

Net assets available for benefits-
     beginning of year                              82             2,677               173           2,504,475           1,333,525
                                              --------          --------          --------          ----------          ----------

Net assets available for benefits-
     end of year                              $ 73,405          $103,455          $ 19,923          $2,733,823          $1,334,510
                                              ========          ========          ========          ==========          ==========


The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

               FOR THE YEAR ENDED SEPTEMBER 30, 1998 (page 1 of 3)


                                                                             Participant Directed
                                                           ------------------------------------------------------------
                                                                                            Fidelity
                                                            Fidelity                         Managed          Fidelity
                                                              Cash            Fixed          Income         Intermediate
                                                            Reserves         Income       Portfolio II          Bond
                                              TOTAL           Fund            Fund            Fund              Fund
                                          ------------     -----------     -----------     -----------       ---------
Participants' contributions                $ 4,045,619     $   160,577                     $   698,201       $ 104,964
Employers' contributions                     1,064,821          24,854                         209,995          25,610
Investment income:
     Interest                                  118,381                     $   118,381
     Dividends                               2,325,606         156,697                         303,894          45,035
     Net appreciation (depreciation)
         in value of investments            (1,531,066)                                                         20,503
Other                                          106,039           6,078          (2,598)         27,986           1,571
Transfers of participants'
   balances, net                              (173,836)        (52,022)     (2,436,555)      1,294,290         111,204
                                          ------------     -----------     -----------     -----------       ---------

                                             5,955,564         296,184      (2,320,772)      2,534,366         308,887

Less - Distributions to participants         2,355,049         275,151         101,498         509,002          10,535
                                          ------------     -----------     -----------     -----------       ---------

Net additions (deductions)                   3,600,515          21,033      (2,422,270)      2,025,364         298,352

Net assets available for benefits-
     beginning of year                      38,882,249       3,057,343       4,407,963       3,462,899         576,337
                                          ------------     -----------     -----------     -----------       ---------

Net assets available for benefits-
     end of year                          $ 42,482,764     $ 3,078,376     $ 1,985,693     $ 5,488,263       $ 874,689
                                          ============     ===========     ===========     ===========       =========


                                                                             Participant Directed
                                              ------------------------------------------------------------------------------------
                                                            Fidelity
                                               Fidelity     Spartan         Fidelity                                       Fidelity
                                               U.S. Bond   U.S. Equity       Equity                          Fidelity      Growth &
                                                 Index        Index          Income         Fidelity         Puritan        Income
                                                 Fund         Fund            Fund            Fund             Fund        Portfolio
                                                -------    -----------    ------------     -----------         -----         ----
Participants' contributions                                $   279,276    $    916,323     $   193,872
Employers' contributions                        $ 1,305         68,372         230,527          59,975         $ 208         $ 98
Investment income:
     Interest
     Dividends                                                  35,117         608,049         113,477
     Net appreciation (depreciation)
         in value of investments                                44,760        (621,701)        (58,226)
Other                                                            3,323          20,731           2,628
Transfers of participants'
   balances, net                                               500,690        (462,071)        458,735
                                                -------    -----------    ------------     -----------         -----         ----

                                                  1,305        931,538         691,858         770,461           208           98

Less - Distributions to participants                            57,151         531,404          43,199
                                                -------    -----------    ------------     -----------         -----         ----

Net additions (deductions)                        1,305        874,387         160,454         727,262           208           98

Net assets available for benefits-
     beginning of year                                -        801,678       9,926,291         679,138             -            -
                                                -------    -----------    ------------     -----------         -----         ----

Net assets available for benefits-
     end of year                                $ 1,305    $ 1,676,065    $ 10,086,745     $ 1,406,400         $ 208         $ 98
                                                =======    ===========    ============     ===========         =====         ====


The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

               FOR THE YEAR ENDED SEPTEMBER 30, 1998 (page 2 of 3)

                                                                               Participant Directed
                                                   -----------------------------------------------------------------------------
                                                                     Fidelity        Fidelity                        Fidelity
                                                     Fidelity         Equity       Real Estate      Fidelity          Growth
                                                     Balanced       Income II       Investment      Magellan          Company
                                                      Fund            Fund          Portfolio         Fund              Fund
                                                      -----           -----         ---------      ------------       ---------
Participants' contributions                                                                        $  1,125,648       $ 185,717
Employers' contributions                              $ 213           $ 115            $ 83             288,833          45,613
Investment income:
     Interest
     Dividends                                                                                          835,775          72,019
     Net appreciation (depreciation)
         in value of investments                                                                       (374,256)        (68,683)
Other                                                                                                    33,707           3,143
Transfers of participants'
   balances, net                                                                                        266,772          81,711
                                                      -----           -----            ----        ------------       ---------

                                                        213             115              83           2,176,479         319,520

Less - Distributions to participants                                                                    652,407           3,967
                                                      -----           -----            ----        ------------       ---------

Net additions (deductions)                              213             115              83           1,524,072         315,553

Net assets available for benefits-
     beginning of year                                    -               -               -          11,126,477         625,599
                                                      -----           -----            ----        ------------       ---------

Net assets available for benefits-
     end of year                                      $ 213           $ 115            $ 83        $ 12,650,549       $ 941,152
                                                      =====           =====            ====        ============       =========


                                                                                     Participant Directed
                                                         --------------------------------------------------------------------------
                                                                                                                        Fidelity
                                                                         Fidelity         Fidelity                    International
                                                          Fidelity       Blue Chip       Small Cap     Fidelity          Growth &
                                                            OTC           Growth          Selector     Overseas           Income
                                                         Portfolio         Fund             Fund         Fund              Fund
                                                         ---------        -------           -----      ---------           -----
Participants' contributions                                                                            $  89,479
Employers' contributions                                    $ 218         $ 4,193           $ 685         24,922           $ 255
Investment income:
     Interest
     Dividends                                                                                            13,701
     Net appreciation (depreciation)
         in value of investments                                                                         (65,216)
Other                                                                                                      1,589
Transfers of participants'
   balances, net                                                                                         144,847
                                                            -----         -------           -----      ---------           -----

                                                              218           4,193             685        209,322             255

Less - Distributions to participants                                                                         991
                                                            -----         -------           -----      ---------           -----

Net additions (deductions)                                    218           4,193             685        208,331             255

Net assets available for benefits-
     beginning of year                                          -               -               -        232,429               -
                                                            -----         -------           -----      ---------           -----

Net assets available for benefits-
     end of year                                            $ 218         $ 4,193           $ 685      $ 440,760           $ 255
                                                            =====         =======           =====      =========           =====


The accompanying notes are an integral part of these financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

               FOR THE YEAR ENDED SEPTEMBER 30, 1998 (page 3 of 3)

                                                                                     Participant Directed
                                          -----------------------------------------------------------------------------------------
                                            Fidelity     Fidelity   Fidelity    Fidelity     Fidelity      UGI
                                             Freedom     Freedom    Freedom      Freedom     Freedom      Common
                                             Income        2000       2010        2020         2030        Stock        Participant
                                              Fund         Fund       Fund        Fund         Fund         Fund           Loans
                                            -------      -------       ----     -------        -----     -----------    -----------
Participants' contributions                                                                              $   291,562
Employers' contributions                    $ 2,461      $ 3,306       $ 82     $ 2,677        $ 173          70,048
Investment income:
     Interest
     Dividends                                                                                               141,842
     Net appreciation (depreciation)
         in value of investments                                                                            (408,247)
Other                                                                                                          7,881
Transfers of participants'
   balances, net                                                                                            (297,832)   $   216,395
                                            -------      -------       ----     -------        -----     -----------    -----------

                                              2,461        3,306         82       2,677          173        (194,746)       216,395

Less - Distributions to participants                                                                         137,128         32,616
                                            -------      -------       ----     -------        -----     -----------    -----------

Net additions (deductions)                    2,461        3,306         82       2,677          173        (331,874)       183,779

Net assets available for benefits-
     beginning of year                            -            -          -           -            -       2,836,349      1,149,746
                                            -------      -------       ----     -------        -----     -----------    -----------

Net assets available for benefits-
     end of year                            $ 2,461      $ 3,306       $ 82     $ 2,677        $ 173     $ 2,504,475    $ 1,333,525
                                            =======      =======       ====     =======        =====     ===========    ===========


The accompanying notes are an integral part of these financial statements.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS


1.    DESCRIPTION OF THE PLAN

The following brief description of the UGI Utilities, Inc. Savings Plan
(Plan) provides general information on the provisions of the Plan in effect on December 31, 1998 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan covering employees of UGI Utilities, Inc. (UGI Utilities), its holding company parent UGI Corporation
(UGI), and certain affiliated companies (collectively, the Employers). Employees of the Employers are eligible upon hire to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan is administered by the UGI Utilities Retirement Committee (Plan Administrator) whose members are appointed by the Board of Directors of UGI Utilities.

CHANGE IN PLAN YEAR. The Pension Committee of UGI Utilities' Board of Directors approved a change to the Plan's fiscal year from one ending on September 30 to one ending on December 31, effective October 1, 1998. Accordingly, the Plan financial statements include the three months ended December 31, 1998 (1998 Short Plan Year) and the year ended September 30, 1998 (1998 Plan Year).

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 15%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 6%, in whole percentages, of eligible compensation provided that the combination of before-tax and after-tax contributions does not exceed 15% of eligible compensation. Calendar year before-tax and after-tax contribution amounts are subject to limits prescribed by the Internal Revenue Code (IRC). A participant may increase the rate of his or her before-tax or after-tax contributions at any time. A participant may reduce or suspend his or her before-tax or after-tax contributions at any time by filing a written request with the Plan Administrator. A participant will at all times be fully (100%) vested in the portion of his or her account attributable to participant contributions.

The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in section 401(a) of the IRC or from a "rollover" individual retirement plan described in section 408 of the IRC, or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC.

For each Plan year, each of the Employers may, at their discretion, make a contribution to the Plan equal to a percentage of participant before-tax and after-tax contributions, up to a total of 6% of compensation for each eligible participant. In order to be entitled to the Employers' contribution, a participant must either (i) be actively employed by any of the Employers, or on a

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

qualifying leave of absence on the last day of the Plan year or (ii) have retired, become disabled (as defined in the Plan), or died while an employee during the Plan year. Employers' contributions for the 1998 Short Plan Year and the 1998 Plan Year, which were made in January 1999 and October 1998, respectively, were invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant is fully vested in the portion of his or her account attributable to Employers' matching contributions upon the earlier of (i) the completion of five years of service or (ii) the attainment of normal retirement age, total disability (as defined by the Plan document) or death while in the employ of the Employers or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire.

A participant who terminates employment before he or she is fully vested will forfeit nonvested amounts attributable to the Employers' contributions. These forfeited amounts remain in the Plan and are available to reduce future Employer contributions. For the 1998 Short Plan Year and the 1998 Plan Year, forfeitures of $1,421 and $25,146, respectively, were used to reduce the Employers' contributions. During the 1998 Short Plan Year and the 1998 Plan Year, $444 and $22,283, respectively, were forfeited from participants' accounts. As of December 31, 1998 and September 30, 1998, there were $11 and $744, respectively, of forfeitures remaining in the Plan.

INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Funds designated with an asterisk (*) below represent fund options which became available October 1, 1998. Certain of the Plan's investment funds were not used during the periods covered by the financial statements. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research Company (FMR). The Plan's investment funds are categorized as follows:

      -     Money Market Fund

            - Fidelity Cash Reserves Fund

            This investment category comprises an unaffiliated registered investment company mutual fund whose investments comprise high-quality, short-term certificates of deposit, repurchase agreements, commercial paper or other similar short-term investments and whose investment objective is to achieve current income while maintaining a stable share price.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


      -     Fixed Income Fund

            - Fixed Income Fund

            Prior to its termination on October 1, 1998, this investment category consisted of three-year guaranteed investment contracts with insurance companies. The 1996 Plan year contract was placed with New York Life Insurance Company. The investment objective of the fund was to provide a fixed rate of investment return guaranteed by the insurance companies for a specified period of time. Effective October 1, 1996, contributions to the Fixed Income Fund were discontinued. Participant account balances in the Fixed Income Fund were liquidated and reinvested in accordance with participant elections (or, if an election was not made, the default fund described below) as the guaranteed investment contracts matured.

      -     Managed Income Fund

            - Fidelity Managed Income Portfolio II Fund

            This investment category comprises an unaffiliated commingled pool whose investments comprise principally guaranteed investment contracts offered by insurance companies and financial institutions and whose investment objective is to provide a fixed rate of investment return guaranteed by the insurance company or financial institution for a specified period of time, generally between one and seven years.

      -     Bond Funds

            - Fidelity Intermediate Bond Fund

            - Fidelity Capital & Income Fund *

            This investment category comprises unaffiliated registered investment company mutual funds whose investments comprise principally fixed income obligations and whose investment objective is to achieve current income.

      -     Index Funds

            - Fidelity U.S. Bond Index Fund *

            - Fidelity Spartan U. S. Equity Index Fund

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


            This investment category comprises unaffiliated registered investment company mutual funds whose investments broadly represent the U.S. bond market as measured by the Lehman Brothers Aggregate Bond Index and the U.S. stock market as measured by the Standard & Poor's Composite Index of 500 Stocks, respectively. The investment objective of this investment category is to track the performance of the respective indices.

      -     Growth and Income Funds

             - Fidelity Equity Income Fund               - Fidelity Balanced Fund *
             - Fidelity Fund                             - Fidelity Equity Income II Fund *
             - Fidelity Puritan Fund *                   - Fidelity Real Estate Investment
             - Fidelity Growth & Income Portfolio *          Portfolio *


             This investment category comprises registered investment company mutual funds whose investments comprise income-producing debt and equity securities and whose investment objective is to achieve current income and capital appreciation.

      -     Growth Funds

             - Fidelity Magellan Fund                    - Fidelity Blue Chip Growth Fund *
             - Fidelity Growth Company Fund              - Fidelity Low-Priced Stock Fund *
             - Fidelity OTC Portfolio *                  - Fidelity Small Cap Selector Fund*
             - Fidelity Capital Appreciation Fund *      - Fidelity Value Fund *

            This investment category comprises registered investment company mutual funds whose investments comprise principally equity securities and whose investment objective is to achieve capital appreciation over an extended period of time.

      -     International Funds

            - Fidelity Overseas Fund                     - Fidelity Worldwide Fund *
            - Fidelity International Growth &
                Income Fund *

            This investment category comprises unaffiliated registered investment company mutual funds whose investments comprise debt and equity securities principally of foreign issuers and whose investment objective is to achieve capital appreciation over an extended period of time.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


      -     Fidelity Freedom Funds

            - Fidelity Freedom Income Fund *             - Fidelity Freedom 2020 Fund *
            - Fidelity Freedom 2000 Fund *               - Fidelity Freedom 2030 Fund *
            - Fidelity Freedom 2010 Fund *

            This investment category comprises unaffiliated registered investment company mutual funds which invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income Fund (approximately five to ten years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high total return over an extended period of time.

      -     Employer Stock Fund

            - UGI Common Stock Fund

            This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. The UGI Common Stock Fund holds a small cash position in order to allow participants to perform certain transactions on a daily basis without having to wait for the purchase or sale of UGI Common Stock to settle. During the 1998 Short Plan Year and the 1998 Plan Year, the ranges of high and low unit values were $10.80 and $9.52, and $12.76 and $9.12, respectively.

Effective October 1, 1998, twenty new investment funds were established by the Plan. Because the Employers' contributions for the 1998 Plan Year were made subsequent to the establishment of the twenty additional investment funds, a portion of the 1998 Plan Year Employers' contributions were allocated at September 30, 1998 to these new fund options in accordance with then-existing participant investment elections.

Participants may transfer amounts between funds (excluding transfers made from the Fixed Income Fund prior to the expiration of the investment contract) at any time with no limit.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


Participants may change their investment elections for future contributions at any time. In the absence of a participant's Fixed Income Fund reinvestment election, during the 1998 Short Plan Year and the 1998 Plan Year all amounts were reinvested in the Fidelity Managed Income Portfolio II Fund.

Fidelity Management Trust Company is the Plan's trustee for all investment assets except for investment assets of the Fixed Income Fund for which Mellon Bank, N.A. was the Plan's trustee.

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment as a result of retirement, death or total disability, as defined by the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement, death or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account. Where the amount to be distributed exceeds $5,000 ($3,500 prior to October 1, 1998), no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined above) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000 ($3,500 before October 1, 1998) and has not exceeded $5,000 ($3,500 before October 1, 1998) at the time of any prior distribution, a Plan participant's benefit will be distributed as soon as practicable after the participant's termination of employment.

A participant who continues to work past age 70-1/2 may elect to defer distribution until he or she terminates employment. In all other cases, distributions must be made or commence by April 1 of the calendar year following the year in which the participant attains age 70-1/2.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the balance credited to the participant's account. Generally, the account will be distributed to the beneficiary as soon as practicable following the date of death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to after-tax contributions (including after-tax contributions that were matched by the Employer) at any time. However, the withdrawal must be in an amount of at least $250. If any portion of the amount withdrawn is attributable to Employer contributions, the participant's participation in the Plan will be suspended for the three-month period following the withdrawal. No more than one withdrawal in any calendar year is permitted from each of the matched and unmatched portions of a participant's after-tax contribution account.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) and rollover contributions, only on account of financial hardship resulting from (a) medical expenses; (b) educational expenses; (c) foreclosure on a primary residence; or (d) purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.

While a participant is still employed by any of the Employers, withdrawals of amounts attributable to Employer's contributions and post-1988 earnings on participant before-tax contributions, are not permitted.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (a) 50% of a participant's before-tax and rollover account balances, or (b) $50,000 less the highest balance of any loan during the prior twelve-month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000 ($500 prior to October 1, 1998). The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

ADMINISTRATIVE EXPENSES. All administrative expenses of the Plan are chargeable to the Plan unless paid for by the Employers. The Employers currently pay such expenses. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, UGI Utilities has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.

PLAN AMENDMENT. UGI Utilities may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with applicable legal requirements, however, may be made by an officer of the company without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund, and a pro rata portion of unvoted shares. A

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.    ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting.

Investments, other than contracts with insurance companies, are recorded at fair value generally based upon quoted market prices. The contract with an insurance company included in the Fixed Income Fund approximates fair value and represents the amount on deposit with the insurance company plus accrued interest.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

The Plan presents in the Statement of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Fixed Income Fund for which distributions are based upon contract value) as of the date of the distribution.

Transfers of participant balances represent amounts directed by participants to be transferred among investment funds, amounts transferred as a result of the maturity of group annuity contracts, and those amounts transferred to or from the AmeriGas Propane, Inc. Savings Plan, an affiliate plan.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS

The components of trust investments by fund at December 31, 1998 and September 30, 1998 are as follows:

                                                                                       December 31,        September 30,
                                                                                           1998                 1998
                                                                                       -----------          -----------
Fidelity Cash Reserves Fund (shares -- 3,007,127 and 3,053,522, respectively)          $ 3,007,127          $ 3,053,522
                                                                                       -----------          -----------

Fixed Income Fund
     Group annuity contract with insurance company:
           1996 Plan Year - 6.12%                                                               --            1,985,693
                                                                                       -----------          -----------

Fidelity Managed Income Portfolio II Fund (shares -- 7,317,528 and
     5,278,268, respectively)                                                            7,317,528            5,278,268
                                                                                       -----------          -----------

Fidelity Intermediate Bond Fund (shares -- 78,064 and 81,642, respectively)                801,714              849,079
                                                                                       -----------          -----------

Fidelity U.S. Bond Index Fund (shares -- 8,808)                                             97,065
                                                                                       -----------

Fidelity U.S. Spartan Equity Index Fund (shares -- 45,168 and
     44,253, respectively)                                                               1,985,582            1,607,693
                                                                                       -----------          -----------

Fidelity Equity Income Fund (shares -- 203,147 and 198,714, respectively)               11,284,808            9,856,218
                                                                                       -----------          -----------

Fidelity Fund (shares -- 46,871 and 44,881, respectively)                                1,719,694            1,346,425
                                                                                       -----------          -----------

Fidelity Puritan Fund (shares -- 1,578)                                                     31,661
                                                                                       -----------

Fidelity Growth & Income Portfolio (shares -- 788)                                          36,116
                                                                                       -----------

Fidelity Balanced Fund (shares -- 1,224)                                                    20,021
                                                                                       -----------

Fidelity Equity Income II Fund (shares -- 99)                                                2,984
                                                                                       -----------

Fidelity Real Estate Investment Portfolio (shares -- 11)                                       164
                                                                                       -----------

Fidelity Magellan Fund (shares -- 131,898 and 126,761, respectively)                    15,935,862           12,361,716
                                                                                       -----------          -----------

Fidelity Growth Company Fund (shares -- 22,209 and 19,883, respectively)                 1,133,121              895,539
                                                                                       -----------          -----------

Fidelity OTC Portfolio (shares -- 377)                                                      16,464
                                                                                       -----------

Fidelity Capital Appreciation Fund (shares -- 2)                                                42
                                                                                       -----------

Fidelity Blue Chip Growth Fund (shares -- 2,810)                                           141,612
                                                                                       -----------

Fidelity Low-Priced Stock Fund (shares -- 620)                                              14,175
                                                                                       -----------

Fidelity Small Cap Selector Fund (shares -- 2,333)                                          33,098
                                                                                       -----------

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRUST INVESTMENTS (CONTINUED)

                                                                                 December 31,        September 30,
                                                                                     1998                 1998
                                                                                 -----------          -----------
Fidelity Overseas Fund (shares -- 14,235 and 13,354, respectively)                   512,192              415,838
                                                                                 -----------          -----------

Fidelity International Growth & Income Fund (shares -- 507)                           10,611
                                                                                 -----------

Fidelity Worldwide Fund (shares -- 168)                                                2,774
                                                                                 -----------

Fidelity Freedom Income Fund (shares -- 19,621)                                      219,366
                                                                                 -----------

Fidelity Freedom 2000 Fund (shares -- 12,680)                                        156,341
                                                                                 -----------

Fidelity Freedom 2010 Fund (shares -- 5,418)                                          72,061
                                                                                 -----------

Fidelity Freedom 2020 Fund (shares -- 7,241)                                         101,016
                                                                                 -----------

Fidelity Freedom 2030 Fund (shares --1,353)                                           18,796
                                                                                 -----------

UGI Common Stock Fund
     UGI Corporation Unitized Stock Fund (units -- 262,301 and 241,341,
          respectively)                                                            2,675,469            2,398,928
     Dividends receivable                                                             39,939               35,499
                                                                                 -----------          -----------
                                                                                   2,715,408            2,434,427
                                                                                 -----------          -----------

Total trust investments - fair value, except for group annuity contract
     which is carried at cost plus accrued interest                              $47,387,403          $40,084,418
                                                                                 ===========          ===========

Total trust investments - cost                                                   $38,267,216          $35,755,412
                                                                                 ===========          ===========

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


The numbers of Plan participants with account balances by investment option at December 31, 1998 and September 30, 1998 are as follows:

                                                        December 31,      September 30,
                                                            1998             1998
                                                            ----             ----
      Fidelity Cash Reserves Fund                            451              464
      Fixed Income Fund:
          1996 Plan year contract                             --              546
      Fidelity Managed Income Portfolio II Fund              624              575
      Fidelity Intermediate Bond Fund                        141              141
      Fidelity Capital & Income Fund                          --               --
      Fidelity U.S. Bond Index Fund                            5               --
      Fidelity Spartan U.S. Equity Index Fund                234              233
      Fidelity Equity Income Fund                            656              677
      Fidelity Fund                                          216              212
      Fidelity Puritan Fund                                   10               --
      Fidelity Growth & Income Portfolio                      12               --
      Fidelity Balanced Fund                                   4               --
      Fidelity Equity Income II Fund                           3               --
      Fidelity Real Estate Investment Portfolio                2               --
      Fidelity Magellan Fund                                 775              779
      Fidelity Growth Company Fund                           179              181
      Fidelity OTC Portfolio                                   5               --
      Fidelity Capital Appreciation Fund                       1               --
      Fidelity Blue Chip Growth Fund                          25               --
      Fidelity Low-Priced Stock Fund                           4               --
      Fidelity Small Cap Selector Fund                         7               --
      Fidelity Value Fund                                     --               --
      Fidelity Overseas Fund                                 135              135
      Fidelity International Growth & Income Fund              5               --
      Fidelity Worldwide Fund                                  3               --
      Fidelity Freedom Income Fund                             2               --
      Fidelity Freedom 2000 Fund                               3               --
      Fidelity Freedom 2010 Fund                               7               --
      Fidelity Freedom 2020 Fund                              12               --
      Fidelity Freedom 2030 Fund                               7               --
      UGI Common Stock Fund                                  480              506
      Participant loans                                      252              245

The total number of Plan participants with account balances at December 31, 1998 and September 30, 1998 of 1,234 and of 1,253, respectively, was less than the sum of the numbers of participants shown in the schedule above because many participants invest in more than one fund.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


During the 1998 Short Plan Year and the 1998 Plan Year, the Plan purchased, at market prices, 6,478 and 14,043 shares of UGI Corporation Common Stock directly from UGI Corporation for $150,557 and $371,480, respectively.

The Plan's principal financial instruments subject to credit risk are the investments of the separate investment funds. The degree and concentration of credit risk varies by fund depending upon the type and diversity of investments. The Schedule of Assets Held for Investment Purposes depicts the types of investment funds available and the proportionate share of assets held in each particular investment option.

4.    FEDERAL INCOME TAX STATUS

On July 31, 1995, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of September 30, 1994 under Section 401(a) of the IRC. The Plan has since been amended, however, the Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the Trust) and participants are not taxed on Employers' contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

5.    SUBSEQUENT EVENT

On March 1, 1999, UGI and Unisource Worldwide, Inc. (Unisource) announced that their boards of directors had approved a definitive merger agreement for a stock-for-stock transaction. Under the merger agreement, Unisource would be merged with a wholly owned subsidiary of UGI and UGI would exchange 0.566 common shares of UGI common stock for each common share of Unisource. Concurrently with its merger announcement on March 1, UGI also announced its intention, in connection with the merger, to sell its utility and energy marketing subsidiaries, reduce its annual dividend rate and repurchase shares of UGI Common Stock.

On May 25, 1999, UGI announced that it was notified that the board of directors of Unisource had decided to enter into a merger agreement with Georgia-Pacific Corp. and that UGI would allow Unisource to terminate the merger agreement. Concurrently, UGI announced that it had suspended the sale of its utilities and energy marketing companies while it determines if the sale continues to be in the best interest of its shareholders.

                        UGI UTILITIES, INC. SAVINGS PLAN
           Item 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                                                                                        December 31, 1998
                                                               ------------------------------------------------------------------
                                                                  Number of
                                                                   Shares or                       Fair Value /
                                                                   Principal                         Contract
    NAME OF ISSUER AND TITLE OF ISSUE                               Amount              Cost           Value               %(2)
    ---------------------------------                          -----------------    ------------    ------------          ------
    FIDELITY CASH RESERVES FUND (1) (3)                          3,007,127 shrs     $  3,007,127    $  3,007,127          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY MANAGED INCOME
      PORTFOLIO II FUND (1) (3)                                  7,317,528 shrs        7,317,528       7,317,528          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY INTERMEDIATE BOND FUND (3)                             78,064 shrs          800,738         801,714          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY U.S. BOND INDEX FUND (3)                                8,808 shrs           97,235          97,065          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY SPARTAN U.S. EQUITY
      INDEX FUND (3)                                                45,168 shrs        1,556,605       1,985,582          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY EQUITY INCOME FUND (1) (3)                            203,147 shrs        8,198,742      11,284,808          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY FUND (3)                                               46,871 shrs        1,435,442       1,719,694          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY PURITAN FUND (3)                                        1,578 shrs           30,107          31,661          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY GROWTH & INCOME
       PORTFOLIO (3)                                                   788 shrs           32,774          36,116          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY BALANCED FUND (3)                                       1,224 shrs           18,743          20,021          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY EQUITY INCOME II FUND (3)                                  99 shrs            3,029           2,984          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY REAL ESTATE INVESTMENT
       PORTFOLIO (3)                                                    11 shrs              167             164          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY MAGELLAN FUND (1) (3)                                 131,898 shrs       10,955,756      15,935,862          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY GROWTH COMPANY FUND (3)                                22,209 shrs        1,011,923       1,133,121          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY OTC PORTFOLIO (3)                                         377 shrs           14,073          16,464          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY CAPITAL APPRECIATION FUND (3)                               2 shrs               38              42          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY BLUE CHIP GROWTH FUND (3)                               2,810 shrs          123,726         141,612          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY LOW-PRICED STOCK FUND (3)                                 620 shrs           13,264          14,175          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY SMALL CAP SELECTOR FUND (3)                             2,333 shrs           28,747          33,098          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY OVERSEAS FUND (3)                                      14,235 shrs          489,697         512,192          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY INTERNATIONAL GROWTH
       & INCOME FUND (3)                                               507 shrs           10,044          10,611          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY WORLDWIDE FUND (3)                                        168 shrs            2,630           2,774          100.00%
                                                                                    ------------    ------------          ------

                        UGI UTILITIES, INC. SAVINGS PLAN
     Item 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES (continued)

                                                                                        December 31, 1998
                                                                 ---------------------------------------------------------------
                                                                  Number of
                                                                   Shares or                       Fair Value /
                                                                   Principal                         Contract
    NAME OF ISSUER AND TITLE OF ISSUE                              Amount              Cost            Value              % (2)
    ---------------------------------                             -------------     ------------    ------------          ------
    FIDELITY FREEDOM INCOME FUND (3)                                19,621 shrs          211,467         219,366          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY FREEDOM 2000 FUND (3)                                  12,680 shrs          152,618         156,341          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY FREEDOM 2010 FUND (3)                                   5,418 shrs           70,083          72,061          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY FREEDOM 2020 FUND (3)                                   7,241 shrs           94,300         101,016          100.00%
                                                                                    ------------    ------------          ------

    FIDELITY FREEDOM 2030 FUND (3)                                   1,353 shrs           17,729          18,796          100.00%
                                                                                    ------------    ------------          ------

    UGI COMMON STOCK FUND (1) (3)
    UGI Corporation Unitized Stock Fund                            262,301 units       2,532,945       2,675,469           98.53%
    Dividends receivable                                          $ 39,939                39,939          39,939            1.47%
                                                                                    ------------    ------------          ------

                                                                                       2,572,884       2,715,408          100.00%
                                                                                    ------------    ------------          ------

    PARTICIPANT  LOANS
    Loan principal outstanding (7.00% - 10.00%) (3)(4)                                         -       1,334,510          100.00%
                                                                                    ------------    ------------          ------

    Total - all funds                                                               $ 38,267,216    $ 48,721,913
                                                                                    ============    ============


--------------------------------------------------------------------------------

(1)   Investment represents 5% or more of the net assets available for benefits.

(2)   Percentages represent percentage of fair value of each fund.

(3)   Party in interest.

(4)   Range of interest rates for loans outstanding as of December 31, 1998.

                        UGI UTILITIES, INC. SAVINGS PLAN
               Item 27d - SCHEDULE OF REPORTABLE TRANSACTIONS (1)
                      THREE MONTHS ENDED DECEMBER 31, 1998


                                                                        Percent of                                        Net
                                           Total           Total        Beginning       Number of      Number of       Realized
TRANSACTION BY FUND                      Purchases         Sales        Net Assets      Purchases        Sales           Gains
-------------------                      ---------         -----        ----------      ---------        -----           -----
FIDELITY MANAGED INCOME
   PORTFOLIO II FUND                    $ 2,658,654      $ 619,395         7.7%             41             36              --


-------------------------------------------------------------------------------


(1) A transaction or series of transactions within the plan year with or in conjunction with the same person, which exceeds 5% of the net assets available for benefits as of the beginning of the plan year.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                              FINANCIAL STATEMENTS

                  for the three months ended December 31, 1998
                      and the year ended September 30, 1998

                               AMERIGAS PROPANE, INC.
                                    SAVINGS PLAN



                            INDEX TO FINANCIAL STATEMENTS


FINANCIAL STATEMENTS:                                                        Page(s)
                                                                             -------
      Report of Independent Public Accountants                                 33

      Financial Statements:

          Statements of Net Assets Available for Benefits at
              December 31, 1998 and September 30, 1998                      34 to 37

          Statements of Changes in Net Assets Available for Benefits
              for the three months ended December 31, 1998 and the
              year ended September 30, 1998                                 38 to 41

          Notes to Financial Statements                                     42 to 54


      Item 27a - Schedule of Assets Held for Investment Purposes -
          December 31, 1998                                                  55 - 56

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Benefits Committee of
AmeriGas Propane, Inc.:

We have audited the accompanying statements of net assets available for benefits of the AmeriGas Propane, Inc. Savings Plan (the "Plan") as of December 31, 1998 and September 30, 1998, and the related statements of changes in net assets available for benefits for the three months ended December 31, 1998 and the year ended September 30, 1998. These financial statements and the supplemental schedule referred to below are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements and the supplemental schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1998 and September 30, 1998 and the changes in its net assets available for benefits for the three months ended December 31, 1998 and the year ended September 30, 1998, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held for investment purposes is presented for purposes of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for benefits and the statements of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and changes in net assets available for benefits of each fund. The supplemental schedule and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



Arthur Andersen LLP
Chicago, Illinois
June 18, 1999

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                     AS OF DECEMBER 31, 1998 (page 1 of 3)

                                                                                 Participant Directed
                                                        ------------------------------------------------------------------------
                                                                         Fidelity
                                                          Fidelity       Managed        Fidelity       Fidelity       Fidelity
                                                            Cash          Income      Intermediate    Capital &       U.S Bond
                                                          Reserves     Portfolio II       Bond          Income         Index
                                            Total           Fund           Fund           Fund           Fund           Fund
                                         ------------   ------------   ------------   ------------   ------------   ------------
Trust investments  (Note 3)              $145,387,683   $ 28,415,877   $ 19,352,975   $  3,783,823   $        641   $     38,136
Loans to participants                       3,481,222
                                         ------------   ------------   ------------   ------------   ------------   ------------
     Net assets available for benefits   $148,868,905   $ 28,415,877   $ 19,352,975   $  3,783,823   $        641   $     38,136
                                         ============   ============   ============   ============   ============   ============

                                                           Participant Directed
                                         ---------------------------------------------------------
                                           Fidelity
                                           Spartan        Fidelity
                                         U.S. Equity      Equity                        Fidelity
                                            Index         Income         Fidelity       Puritan
                                             Fund           Fund           Fund          Fund
                                         ------------   ------------   ------------   ------------
Trust investments  (Note 3)              $  4,756,641   $ 31,318,132   $  5,253,333   $    137,019
Loans to participants
                                         ------------   ------------   ------------   ------------
     Net assets available for benefits   $  4,756,641   $ 31,318,132   $  5,253,333   $    137,019
                                         ============   ============   ============   ============

The accompanying notes are an integral part of these financial statements.

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                     AS OF DECEMBER 31, 1998 (page 2 of 3)


                                                                          Participant Directed
                                         ---------------------------------------------------------------------------------
                                          Fidelity                    Fidelity      Fidelity                    Fidelity
                                          Growth &      Fidelity       Equity      Real Estate    Fidelity       Growth
                                           Income       Balanced      Income II    Investment     Magellan       Company
                                          Portfolio       Fund          Fund        Portfolio       Fund          Fund
                                         -----------   -----------   -----------   -----------   -----------   -----------
Trust investments  (Note 3)              $   125,328   $   145,440   $    18,142   $     7,961   $43,391,423   $ 4,615,647
Loans to participants
                                         -----------   -----------   -----------   -----------   -----------   -----------
     Net assets available for benefits   $   125,328   $   145,440   $    18,142   $     7,961   $43,391,423   $ 4,615,647
                                         ===========   ===========   ===========   ===========   ===========   ===========

                                                                   Participant Directed
                                         --------------------------------------------------------------------
                                                         Fidelity      Fidelity      Fidelity      Fidelity
                                          Fidelity        Capital      Blue Chip    Low-Priced     Small Cap
                                             OTC       Appreciation     Growth        Stock        Selector
                                          Portfolio        Fund          Fund          Fund          Fund
                                         -----------   ------------   -----------   -----------   -----------
Trust investments  (Note 3)              $    12,606   $      3,069   $    87,882   $     1,396   $     4,824
Loans to participants
                                         -----------   ------------   -----------   -----------   -----------
     Net assets available for benefits   $    12,606   $      3,069   $    87,882   $     1,396   $     4,824
                                         ===========   ============   ===========   ===========   ===========

The accompanying notes are an integral part of these financial statements.

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                     AS OF DECEMBER 31, 1998 (page 3 of 3)

                                                                              Participant Directed
                                         -------------------------------------------------------------------------------------------
                                                                     Fidelity
                                                                   International                 Fidelity     Fidelity     Fidelity
                                          Fidelity     Fidelity      Growth &       Fidelity     Freedom      Freedom      Freedom
                                           Value       Overseas       Income       Worldwide      Income        2000         2010
                                            Fund         Fund          Fund           Fund         Fund         Fund         Fund
                                         ----------   ----------   -------------   ----------   ----------   ----------   ----------
Trust investments  (Note 3)              $    1,108   $1,210,728   $       7,985   $    7,578   $      698   $  116,181   $  112,917
Loans to participants
                                         ----------   ----------   -------------   ----------   ----------   ----------   ----------
     Net assets available for benefits   $    1,108   $1,210,728   $       7,985   $    7,578   $      698   $  116,181   $  112,917
                                         ==========   ==========   =============   ==========   ==========   ==========   ==========

                                                         Participant Directed
                                         --------------------------------------------------

                                          Fidelity     Fidelity       UGI
                                          Freedom      Freedom      Common
                                            2020         2030        Stock      Participant
                                            Fund         Fund         Fund         Loans
                                         ----------   ----------   ----------   -----------
Trust investments  (Note 3)              $   25,265   $    1,919   $2,433,009
Loans to participants                                                           $ 3,481,222
                                         ----------   ----------   ----------   -----------
     Net assets available for benefits   $   25,265   $    1,919   $2,433,009   $ 3,481,222
                                         ==========   ==========   ==========   ===========

The accompanying notes are an integral part of these financial statements.

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                     AS OF SEPTEMBER 30, 1998 (page 1 of 1)

                                                                                 Participant Directed
                                                       ------------------------------------------------------------------------
                                                                                       Fidelity                      Fidelity
                                                         Fidelity                       Managed       Fidelity       Spartan
                                                           Cash          Fixed          Income      Intermediate    U.S. Equity
                                                         Reserves        Income      Portfolio II       Bond          Index
                                           Total           Fund           Fund           Fund           Fund           Fund
                                        ------------   ------------   ------------   ------------   ------------   ------------
Trust investments  (Note 3)             $127,715,516   $ 28,120,717   $  3,498,512   $ 15,763,425   $  3,665,176   $  3,849,983
Loans to participants                      3,682,518
                                        ------------   ------------   ------------   ------------   ------------   ------------
    Net assets available for benefits   $131,398,034   $ 28,120,717   $  3,498,512   $ 15,763,425   $  3,665,176   $  3,849,983
                                        ============   ============   ============   ============   ============   ============

                                                                    Participant Directed
                                        ---------------------------------------------------------------------------
                                          Fidelity                                     Fidelity
                                           Equity                       Fidelity        Growth        Fidelity
                                           Income        Fidelity       Magellan       Company        Overseas
                                            Fund           Fund           Fund           Fund           Fund
                                        ------------   ------------   ------------   ------------   ------------
Trust investments  (Note 3)             $ 28,011,033   $  3,924,749   $ 34,000,364   $  3,637,906   $  1,035,967
Loans to participants
                                        ------------   ------------   ------------   ------------   ------------
    Net assets available for benefits   $ 28,011,033   $  3,924,749   $ 34,000,364   $  3,637,906   $  1,035,967
                                        ============   ============   ============   ============   ============

                                            Participant Directed
                                        ----------------------------
                                            UGI
                                          Common
                                           Stock       Participant
                                            Fund          Loans
                                        ------------   ------------
Trust investments  (Note 3)             $  2,207,684
Loans to participants                                  $  3,682,518
                                        ------------   ------------
    Net assets available for benefits   $  2,207,684   $  3,682,518
                                        ============   ============

The accompanying notes are an integral part of these financial statements.

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

           FOR THE THREE MONTHS ENDED DECEMBER 31, 1998 (page 1 of 3)

                                                                                   Participant Directed
                                                            --------------------------------------------------------------
                                                                                              Fidelity
                                                               Fidelity                        Managed         Fidelity
                                                                 Cash           Fixed          Income         Intermediate
                                                               Reserves         Income       Portfolio II        Bond
                                               Total             Fund            Fund            Fund            Fund
                                           -------------    -------------    ------------   -------------    -------------
Participants' contributions                $   1,852,437    $     153,751                   $     221,653    $      91,615
Company contributions                          1,253,797           96,008                         178,053           63,650

Investment income:
     Dividends                                 3,225,077          354,132                         271,021           54,780
     Net appreciation (depreciation)
          in value of investments             14,186,278                                                           (45,951)
Loan administration fees                         (19,269)         (10,225)                           (118)            (126)
Other                                             69,906            8,408                           8,211            3,451
Transfers of participants' balances, net         118,927          178,228    $ (3,498,512)      3,291,192          (11,917)
                                           -------------    -------------    ------------   -------------    -------------

                                              20,687,153          780,302      (3,498,512)      3,970,012          155,502

Less - Distributions to participants           3,216,282          485,142                         380,462           36,855
                                           -------------    -------------    ------------   -------------    -------------

Net additions (deductions)                    17,470,871          295,160      (3,498,512)      3,589,550          118,647

Net assets available for benefits-
     beginning of period                     131,398,034       28,120,717       3,498,512      15,763,425        3,665,176
                                           -------------    -------------    ------------   -------------    -------------

Net assets available for benefits-
     end of period                         $ 148,868,905    $  28,415,877    $       -      $  19,352,975    $   3,783,823
                                           =============    =============    ============   =============    =============

                                                                         Participant Directed
                                           --------------------------------------------------------------------------------
                                                                               Fidelity
                                             Fidelity         Fidelity          Spartan        Fidelity
                                             Capital &        U.S Bond        U.S. Equity       Equity
                                              Income           Index            Index           Income           Fidelity
                                               Fund             Fund             Fund            Fund              Fund
                                           -------------    -------------    -------------   -------------    -------------
Participants' contributions                $         471    $         304    $     120,297   $     345,723    $     112,452
Company contributions                                127              179           72,897         237,748           74,376

Investment income:
     Dividends                                        24              115           14,010       1,065,771           59,388
     Net appreciation (depreciation)
          in value of investments                     (2)              52          824,058       3,370,661          933,533
Loan administration fees                                                                              (774)          (1,285)
Other                                                  5                2            2,647          14,466            2,680
Transfers of participants' balances, net              16           37,484           13,873        (701,855)         195,943
                                           -------------    -------------    -------------   -------------    -------------

                                                     641           38,136        1,047,782       4,331,740        1,377,087

Less - Distributions to participants                                               141,124       1,024,641           48,503
                                           -------------    -------------    -------------   -------------    -------------

Net additions (deductions)                           641           38,136          906,658       3,307,099        1,328,584

Net assets available for benefits-
     beginning of period                            -                -           3,849,983      28,011,033        3,924,749
                                           -------------    -------------    -------------   -------------    -------------

Net assets available for benefits-
     end of period                         $         641    $      38,136    $   4,756,641   $  31,318,132    $   5,253,333
                                           =============    =============    =============   =============    =============

The accompanying notes are an integral part of these financial statements.

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

           FOR THE THREE MONTHS ENDED DECEMBER 31, 1998 (page 2 of 3)

                                                                      Participant Directed
                                           --------------------------------------------------------------------------
                                                             Fidelity                       Fidelity       Fidelity
                                             Fidelity        Growth &        Fidelity        Equity      Real Estate
                                              Puritan         Income         Balanced      Income II      Investment
                                               Fund         Portfolio          Fund           Fund        Portfolio
                                           ------------    ------------    ------------   ------------   ------------
Participants' contributions                $      4,698    $      5,692    $      2,466   $      1,657   $        636
Company contributions                               907             765           1,047            481            386

Investment income:
     Dividends                                    2,278           1,927           1,342          1,067            145
     Net appreciation (depreciation)
          in value of investments                 2,960           8,939           4,019            140            (90)
Loan administration fees
Other                                                 5               5              14              4              2
Transfers of participants' balances, net        126,171         108,000         136,552         14,793          6,882
                                           ------------    ------------    ------------   ------------   ------------

                                                137,019         125,328         145,440         18,142          7,961

Less - Distributions to participants
                                           ------------    ------------    ------------   ------------   ------------

Net additions (deductions)                      137,019         125,328         145,440         18,142          7,961

Net assets available for benefits-
     beginning of period                              -               -               -              -              -
                                           ------------    ------------   ------------   ------------    ------------

Net assets available for benefits-
     end of period                         $    137,019    $    125,328    $    145,440   $     18,142   $      7,961
                                           ============    ============    ============   ============   ============

                                                                              Participant Directed
                                           -----------------------------------------------------------------------------------------
                                                             Fidelity                       Fidelity       Fidelity       Fidelity
                                             Fidelity         Growth         Fidelity        Capital       Blue Chip     Low-Priced
                                             Magellan        Company           OTC        Appreciation      Growth         Stock
                                               Fund            Fund         Portfolio         Fund           Fund           Fund
                                           ------------    ------------    ------------   ------------   ------------   ------------
Participants' contributions                $    482,875    $    169,762    $        495   $        426   $      4,825   $        201
Company contributions                           327,899         107,207             196            167          1,918             60

Investment income:
     Dividends                                1,045,614         286,324                            119                            12
     Net appreciation (depreciation)
          in value of investments             8,298,955         514,856             953            311          8,493             63
Loan administration fees                         (4,000)            (23)
Other                                            21,153           4,992                              3             33
Transfers of participants' balances, net       (103,256)        (38,476)         10,962          2,043         72,613          1,060
                                           ------------    ------------    ------------   ------------   ------------   ------------

                                             10,069,240       1,044,642          12,606          3,069         87,882          1,396

Less - Distributions to participants            678,181          66,901
                                           ------------    ------------    ------------   ------------   ------------   ------------

Net additions (deductions)                    9,391,059         977,741          12,606          3,069         87,882          1,396

Net assets available for benefits-
     beginning of period                     34,000,364       3,637,906            -              -              -              -
                                           ------------    ------------    ------------   ------------   ------------   ------------

Net assets available for benefits-
     end of period                         $ 43,391,423    $  4,615,647    $     12,606   $      3,069   $     87,882   $      1,396
                                           ============    ============    ============   ============   ============   ============

The accompanying notes are an integral part of these financial statements.

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

           FOR THE THREE MONTHS ENDED DECEMBER 31, 1998 (page 3 of 3)

                                                                          Participant Directed
                                           ------------------------------------------------------------------------------------
                                                                                         Fidelity
                                             Fidelity                                  International                  Fidelity
                                            Small Cap       Fidelity       Fidelity      Growth &       Fidelity      Freedom
                                             Selector        Value         Overseas       Income       Worldwide       Income
                                               Fund           Fund           Fund           Fund          Fund          Fund
                                           -----------    -----------    -----------   -------------  -----------   -----------
Participants' contributions                $       277    $       722    $    48,045    $       849   $       332   $       449
Company contributions                              133            314         30,859            352           120           320

Investment income:
     Dividends                                                    103         23,079            206           235             8
     Net appreciation (depreciation)
          in value of investments                  381            (52)       163,897            388           256             7
Loan administration fees
Other                                                               5          1,568             32             5
Transfers of participants' balances, net         4,033             16        (80,626)         6,158         6,630           (86)
                                           -----------    -----------    -----------    -----------   -----------   -----------

                                                 4,824          1,108        186,822          7,985         7,578           698

Less - Distributions to participants                                          12,061
                                           -----------    -----------    -----------    -----------   -----------   -----------

Net additions (deductions)                       4,824          1,108        174,761          7,985         7,578           698

Net assets available for benefits-
     beginning of period                          -              -         1,035,967           -             -             -
                                           -----------    -----------    -----------    -----------   -----------   -----------

Net assets available for benefits-
     end of period                         $     4,824    $     1,108    $ 1,210,728    $     7,985   $     7,578   $       698
                                           ===========    ===========    ===========    ===========   ===========   ===========

                                                                           Participant Directed
                                           ----------------------------------------------------------------------------------
                                             Fidelity      Fidelity      Fidelity      Fidelity        UGI
                                             Freedom       Freedom       Freedom       Freedom       Common
                                               2000          2010          2020          2030         Stock       Participant
                                               Fund          Fund          Fund          Fund          Fund          Loans
                                           -----------   -----------   -----------   -----------   -----------    -----------
Participants' contributions                $       127   $     5,072   $     1,437   $     1,200   $    73,928
Company contributions                              103         2,153         1,138           306        53,928

Investment income:
     Dividends                                   3,739         3,456           654            43        35,485
     Net appreciation (depreciation)
          in value of investments                  775         6,669         3,218            88        88,701
Loan administration fees                                                        (4)                     (2,714)
Other                                               14           170            78             2         3,012    $    (1,061)
Transfers of participants' balances, net       111,423        95,397        18,744           280        (6,096)       121,258
                                           -----------   -----------   -----------   -----------   -----------    -----------

                                               116,181       112,917        25,265         1,919       246,244        120,197

Less - Distributions to participants                                                                    20,919        321,493
                                           -----------   -----------   -----------   -----------   -----------    -----------

Net additions (deductions)                     116,181       112,917        25,265         1,919       225,325       (201,296)

Net assets available for benefits-
     beginning of period                          -             -             -             -        2,207,684      3,682,518
                                           -----------   -----------   -----------   -----------   -----------    -----------

Net assets available for benefits-
     end of period                         $   116,181   $   112,917   $    25,265   $     1,919   $ 2,433,009    $ 3,481,222
                                           ===========   ===========   ===========   ===========   ===========    ===========

The accompanying notes are an integral part of these financial statements.

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

              FOR THE YEAR ENDED SEPTEMBER 30, 1998 (page 1 of 1)

                                                                                   Participant Directed
                                                            ----------------------------------------------------------------
                                                                                                Fidelity
                                                               Fidelity                         Managed          Fidelity
                                                                 Cash            Fixed           Income         Intermediate
                                                               Reserves         Income        Portfolio II         Bond
                                               Total             Fund            Fund             Fund             Fund
                                           -------------    -------------    -------------    -------------    -------------
Participants' contributions                $   6,675,809    $     381,701                     $     812,796    $     340,887
Company contributions                          4,383,100          298,390                           597,798          226,584

Investment income:
     Interest                                    216,115                     $     216,115
     Dividends                                 7,652,793        1,492,069                           896,879          201,176
     Net appreciation (depreciation)
          in value of investments             (3,274,376)                                                             92,796
Loan administration fees                         (28,119)          (2,496)                             (208)            (365)
Other                                            228,448           28,871              (17)          29,055            9,914
Transfers of participants' balances, net         173,836          134,496       (4,976,872)       6,109,894          269,046
                                           -------------    -------------    -------------    -------------    -------------

                                              16,027,606        2,333,031       (4,760,774)       8,446,214        1,140,038

Less - Distributions to participants          13,387,402        3,426,142          476,023        2,648,940          477,230
                                           -------------    -------------    -------------    -------------    -------------

Net additions (deductions)                     2,640,204       (1,093,111)      (5,236,797)       5,797,274          662,808

Net assets available for benefits-
     beginning of year                       128,757,830       29,213,828        8,735,309        9,966,151        3,002,368
                                           -------------    -------------    -------------    -------------    -------------

Net assets available for benefits-
     end of year                           $ 131,398,034    $  28,120,717    $   3,498,512    $  15,763,425    $   3,665,176
                                           =============    =============    =============    =============    =============

                                                                            Participant Directed
                                           ---------------------------------------------------------------------------------
                                             Fidelity
                                             Spartan          Fidelity                                           Fidelity
                                            U.S. Equity        Equity                           Fidelity          Growth
                                              Index            Income          Fidelity         Magellan         Company
                                               Fund             Fund             Fund             Fund             Fund
                                           -------------    -------------    -------------    -------------    -------------
Participants' contributions                $     425,734    $   1,406,751    $     384,815    $   1,765,003    $     659,691
Company contributions                            241,992          891,399          234,914        1,172,746          401,736

Investment income:
     Interest
     Dividends                                    98,358        1,777,481          324,881        2,388,243          297,413
     Net appreciation (depreciation)
          in value of investments                197,302       (1,849,169)        (124,147)        (699,822)        (275,288)
Loan administration fees                             (46)          (2,639)          (3,610)         (12,745)            (170)
Other                                              8,465           48,655            8,197           65,526           17,081
Transfers of participants' balances, net         227,124       (2,514,643)         875,587         (969,057)         109,790
                                           -------------    -------------    -------------    -------------    -------------

                                               1,198,929         (242,165)       1,700,637        3,709,894        1,210,253

Less - Distributions to participants             363,372        2,458,445          166,697        2,627,626          282,022
                                           -------------    -------------    -------------    -------------    -------------

Net additions (deductions)                       835,557       (2,700,610)       1,533,940        1,082,268          928,231

Net assets available for benefits-
     beginning of year                         3,014,426       30,711,643        2,390,809       32,918,096        2,709,675
                                           -------------    -------------    -------------    -------------    -------------

Net assets available for benefits-
     end of year                           $   3,849,983    $  28,011,033    $   3,924,749    $  34,000,364    $   3,637,906
                                           =============    =============    =============    =============    =============

                                                        Participant Directed
                                           -----------------------------------------------
                                                                UGI
                                             Fidelity          Common
                                             Overseas          Stock          Participant
                                               Fund             Fund             Loans
                                           -------------    -------------    -------------
Participants' contributions                $     196,285    $     302,146
Company contributions                            114,416          203,125

Investment income:
     Interest
     Dividends                                    47,000          129,293
     Net appreciation (depreciation)
          in value of investments               (182,139)        (433,909)
Loan administration fees                                           (5,840)
Other                                              4,886            9,570    $      (1,755)
Transfers of participants' balances, net          39,779         (152,121)       1,020,813
                                           -------------    -------------    -------------

                                                 220,227           52,264        1,019,058

Less - Distributions to participants             128,930          121,235          210,740
                                           -------------    -------------    -------------

Net additions (deductions)                        91,297          (68,971)         808,318

Net assets available for benefits-
     beginning of year                           944,670        2,276,655        2,874,200
                                           -------------    -------------    -------------

Net assets available for benefits-
     end of year                           $   1,035,967    $   2,207,684    $   3,682,518
                                           =============    =============    =============

The accompanying notes are an integral part of these financial statements.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS



1.       DESCRIPTION OF THE PLAN

The following brief description of the AmeriGas Propane, Inc. Savings Plan
(Plan) provides general information on the provisions of the Plan in effect on December 31, 1998 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan covering employees of AmeriGas Propane, Inc. (a Pennsylvania corporation, hereinafter referred to as "the Company"). Effective October 1, 1998, employees are eligible upon hire to participate in the Plan. Prior to October 1, 1998, the Plan covered employees having a minimum of one year of eligible service as defined in the Plan document. The Plan holds assets of certain defined contribution pension plans that were terminated in prior years and were merged into the Plan. Such assets include what is referred to as the "Pension Account" and "Predecessor Pension Rollover Account" and do not impact the general provisions of the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan is administered by the AmeriGas Propane, Inc. Benefits Committee (Plan Administrator), whose members are appointed by the President of the Company and subject to approval by the Company's Compensation/Pension Committee.

CHANGE IN PLAN YEAR. The Compensation/Pension Committee of AmeriGas Propane Inc.'s Board of Directors approved a change to the Plan's fiscal year from one ending on September 30 to one ending on December 31, effective October 1, 1998. Accordingly, the Plan financial statements include the three months ended December 31, 1998 (1998 Short Plan Year) and the year ended September 30, 1998 (1998 Plan Year).

CONTRIBUTIONS. Effective October 1, 1998, a participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 15%, in whole percentages, of eligible compensation. Prior to October 1, 1998, a participant could contribute, from 1% to 10%, in whole percentages of eligible compensation. Calendar year contribution amounts are subject to limits prescribed by the Internal Revenue Code (IRC). A participant may increase, reduce or suspend his or her contributions at any time by calling Fidelity Institutional Retirement Services Co. (FIRSCO).

The Plan also accepts on behalf of any employee, (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in Section 401(a) of the IRC or from a "rollover" individual retirement plan described in Section 408 of the IRC, or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC.

The Company shall contribute to the Plan an amount equal to 100% of contributions made by each eligible participant for each payroll period of up to a total of 5% of the participant's eligible compensation for each such payroll period. A participant will be eligible to receive matching contributions after he or she has completed a year of service.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



The Company may also make profit-sharing contributions for each Plan year, out of its net profits, as shall be determined by its Board of Directors, in its sole discretion, to all eligible participants. A participant will be eligible to receive profit sharing contributions if he or she (a) has completed one year of service, (b) was not eligible to participate in the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan as of the last day of a Plan year, and
(c) either (i) was actively employed or on a qualifying leave of absence on the last day of a Plan year or (ii) retired, died, or became disabled (as defined in the Plan) during a Plan year. Subject to certain limitations, the profit sharing contribution to be credited to a participant's account shall be determined by dividing the total amount of such contribution by the number of eligible Plan participants. No such amounts were contributed to the Plan for the 1998 Short Plan Year or the 1998 Plan Year.

Any participant who (a) satisfies the eligibility requirements described above
(b) was a participant in the former Retirement Income Plan for Employees of AP Propane, Inc. as of December 31, 1988 and (c) had attained the age of 50 as of that date, is entitled to an additional contribution as of the last day of each Plan year as follows:

                 Age as of                           Percentage of
             December 31, 1988                   Eligible Compensation
             -----------------                   ---------------------
                 50 to 54                                  2%
                 55 to 59                                  3%
                60 and over                                4%

All contributions are invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant will at all times be fully (100%) vested in the portion of his or her account attributable to participant contributions. A participant is fully vested in the portion of his or her account attributable to the Company's contributions (including Company contributions previously made to the AmeriGas Propane, Inc. Pension Plan (the "Pension Plan") upon the earlier of (i) the completion of five years of service or (ii) the attainment of normal retirement age, total disability (as defined by the Plan document) or death while in the employ of the Company or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



A participant who terminates employment before he or she is fully vested will forfeit nonvested amounts attributable to Company contributions. These forfeited amounts remain in the Plan and are available to reduce future Company contributions. For the 1998 Short Plan Year and 1998 Plan Year, forfeitures of $28,067 and $425,686, respectively, were used to reduce Company contributions. During the 1998 Short Plan Year and 1998 Plan Year, $186,641 and $346,273, respectively, were forfeited from participant accounts. As of December 31, 1998 and September 30, 1998, there was $716,619 and $569,447, respectively, of forfeitures remaining in the Plan.

INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Funds designated with an asterisk (*) below represent fund options which became available October 1, 1998. The Plan's investment funds are categorized as follows:

         -          Money Market Fund

                    - Fidelity Cash Reserves Fund

                    This investment category comprises an unaffiliated registered investment company mutual fund whose investments comprise high-quality, short-term certificates of deposit, repurchase agreements, commercial paper or other similar short-term investments and whose investment objective is to achieve current income while maintaining a stable share price.

         -          Fixed Income Fund

                    - Fixed Income Fund

                    Prior to its termination on October 1, 1998, this investment category consisted of three-year guaranteed investment contracts with insurance companies. The 1996 Plan year contract was placed with New York Life Insurance Company. The investment objective of the fund was to provide a fixed rate of investment return guaranteed by the insurance companies for a specified period of time. Effective October 1, 1996, contributions to the Fixed Income Fund were discontinued. Participant account balances in the Fixed Income Fund were liquidated and reinvested in accordance with participant elections (or, if an election was not made, the default fund described below) as the guaranteed investment contracts matured.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



     -    Managed Income Fund

          - Fidelity Managed Income Portfolio II Fund

          This investment category comprises an unaffiliated commingled pool whose investments comprise principally guaranteed investment contracts offered by insurance companies and financial institutions and whose investment objective is to provide a fixed rate of investment return guaranteed by the insurance company or financial institution for a specified period of time, generally between one and seven years.

     -    Bond Funds

          - Fidelity Intermediate Bond Fund
          - Fidelity Capital & Income Fund *

          This investment category comprises unaffiliated registered investment company mutual funds whose investments comprise principally fixed income obligations and whose investment objective is to achieve current income.

     -    Index Funds

          - Fidelity U.S. Bond Index Fund *
          - Fidelity Spartan U. S. Equity Index Fund

          This investment category comprises unaffiliated registered investment company mutual funds whose investments broadly represent the U.S. bond market as measured by the Lehman Brothers Aggregate Bond Index and the U.S. stock market as measured by the Standard & Poor's Composite Index of 500 Stocks, respectively. The investment objective of this investment category is to track the performance of the respective indices.

     -    Growth and Income Funds

          - Fidelity Equity Income Fund
          - Fidelity Fund
          - Fidelity Puritan Fund *
          - Fidelity Growth & Income Portfolio *
          - Fidelity Balanced Fund *
          - Fidelity Equity Income II Fund *
          - Fidelity Real Estate Investment Portfolio *

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



          This investment category comprises registered investment company mutual funds whose investments comprise income-producing debt and equity securities and whose investment objective is to achieve current income and capital appreciation.

     -    Growth Funds

          - Fidelity Magellan Fund
          - Fidelity Growth Company Fund
          - Fidelity OTC Portfolio *
          - Fidelity Capital Appreciation Fund *
          - Fidelity Blue Chip Growth Fund *
          - Fidelity Low-Priced Stock Fund *
          - Fidelity Small Cap Selector Fund*
          - Fidelity Value Fund *

          This investment category comprises registered investment company mutual funds whose investments comprise principally equity securities and whose investment objective is to achieve capital appreciation over an extended period of time.

     -    International Funds

          - Fidelity Overseas Fund
          - Fidelity International Growth & Income Fund *
          - Fidelity Worldwide Fund *

          This investment category comprises unaffiliated registered investment company mutual funds whose investments comprise debt and equity securities principally of foreign issuers and whose investment objective is to achieve capital appreciation over an extended period of time.

     -    Fidelity Freedom Funds

          - Fidelity Freedom Income Fund *
          - Fidelity Freedom 2000 Fund *
          - Fidelity Freedom 2010 Fund *
          - Fidelity Freedom 2020 Fund *
          - Fidelity Freedom 2030 Fund *

          This investment category comprises unaffiliated registered investment company mutual funds which invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income Fund (approximately five to ten years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high total return over an extended period of time.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



     -    Employer Stock Fund

          - UGI Common Stock Fund

          This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. The UGI Common Stock Fund holds a small cash position in order to allow participants to perform certain transactions on a daily basis without having to wait for the purchase or sale of UGI Common Stock to settle. During the 1998 Short Plan Year and the 1998 Plan Year, the ranges of high and low unit values were $10.79 and $9.51, and $12.72 and $8.95, respectively.

Participants may transfer amounts between funds (excluding transfers made from the Fixed Income Fund prior to the expiration of the investment contract) at any time with no limit. Participants may change their investment elections for future contributions at any time. In the absence of a participant's Fixed Income Fund reinvestment election, during the 1998 Short Plan Year and the 1998 Plan Year all amounts were reinvested in the Fidelity Managed Income Portfolio II Fund.

Fidelity Management Trust Company is the Plan's trustee for all investment assets except for investment assets of the Fixed Income Fund for which Mellon Bank, N.A. was the Plan's trustee.

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment as a result of retirement, death or total disability, as defined by the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement, death or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account.

Distributions will generally be made in the form of a lump sum. If the value of a participant's account exceeds $5,000 ($3,500 prior to October 1, 1998) and the participant is married, the participant's Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a joint and survivor annuity. Under a joint and survivor annuity, the participant will receive a monthly benefit for his or her lifetime; upon the participant's death, the participant's surviving spouse, if any, will receive a monthly benefit equal to 50% of the benefit the participant

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



was receiving. If the value of the participant's account exceeds $5,000 ($3,500 prior to October 1, 1998) and the participant is not married, the participant's Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a single life annuity. In lieu of a joint and survivor annuity or a single life annuity, a participant may generally elect to receive his Pension Account and Predecessor Pension Rollover Account in the form of (i) a lump sum,
(ii) a single life annuity, (iii) a joint and survivor annuity with 50% or 100% of the participant's monthly payments continuing, after the participant's death, for the life of the participant's beneficiary, or (iv) installments over 5 or 10 years, as elected by the participant. Any such election will be subject to spousal consent, if applicable.

Where the amount to be distributed exceeds $5,000 ($3,500 prior to October 1, 1998), no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined above) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000 ($3,500 before October 1, 1998) and has not exceeded $5,000 ($3,500 before October 1, 1998) at the time of any prior distribution, a Plan participant's benefit will be distributed as soon as practicable after the participant's termination of employment.

A participant who continues to work past age 70-1/2 may elect to defer distribution until he or she terminates employment. Otherwise, distributions must generally be made as soon as practicable after the participant reaches the normal retirement age as defined above.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a distribution of the proceeds of liquidation of 100% of the vested balance of the participant's account. Generally, the account will be distributed to the beneficiary as soon as practicable following the date of death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

Death benefits are generally paid in the form of a lump sum. Death benefits payable to a spouse from the Pension Account and the Predecessor Pension Rollover Account are paid in the form of a single life annuity unless the spouse elects a lump sum distribution.

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to previously permitted after-tax contributions (including after-tax contributions that were matched by the Company) at any time. However, the withdrawal must be in an amount of at least $250. No more than one withdrawal is permitted in any calendar year from each of the matched and unmatched portions of a participant's after-tax contribution account.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



A participant may withdraw once per calendar year up to 100% of amounts attributable to participation in certain "predecessor plans" and rollover contributions from other 401(a) or individual retirement plan accounts, however the amount must be at least $500 or, if less, the total value of the applicable account.

A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) only on account of financial hardship resulting from (a) medical expenses; (b) educational expenses; (c) foreclosure on a primary residence; or (d) purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.

While a participant is still employed by the Company, withdrawals of amounts attributable to Company contributions, and post-1988 earnings on participant before-tax contributions, are not permitted.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (a) 50% of a participant's before-tax and rollover account balances, or (b) $50,000 less the highest balance of any loan during the prior twelve-month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000 ($500 prior to October 1, 1998). The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Company. The Company currently pays Plan administrative expenses other than loan administration fees which are charged to participants. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, the Company has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



PLAN AMENDMENT. The Company may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with applicable legal requirements, however, may be made by an officer of the Company without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund, and a pro rata portion of unvoted shares. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.       ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting.

Investments, other than contracts with insurance companies, are recorded at fair value generally based upon quoted market prices. The contract with an insurance company included in the Fixed Income Fund approximates fair value and represents the amount on deposit with the insurance company plus accrued interest.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

The Plan presents in the Statement of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Fixed Income Fund for which distributions are based upon contract value) as of the date of distribution.

Transfers of participant balances represent amounts directed by participants to be transferred among investment funds, amounts transferred as a result of the maturity of group annuity contracts, and those amounts transferred to or from the UGI Utilities, Inc. Savings Plan, an affiliate plan.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of net assets available for benefits and changes therein. Actual results could differ from these estimates.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



3.   TRUST INVESTMENTS

The components of trust investments by fund at December 31, 1998 and September 30, 1998 are as follows:

                                                                                                  December 31,   September 30,
                                                                                                     1998            1998
                                                                                                  ------------   -------------
Fidelity Cash Reserves Fund (shares -- 28,415,877 and 28,120,717, respectively)                   $28,415,877     $28,120,717
                                                                                                  -----------     -----------

Fixed Income Fund
     Group annuity contract with insurance company:
           1996 Plan Year - 6.12%                                                                          --       3,498,512
                                                                                                  -----------     -----------

Fidelity Managed Income Portfolio II Fund (shares -- 19,352,975 and 15,763,425, respectively)      19,352,975      15,763,425
                                                                                                  -----------     -----------

Fidelity Intermediate Bond Fund (shares -- 368,434 and 352,421, respectively)                       3,783,823       3,665,176
                                                                                                  -----------     -----------

Fidelity Capital and Income Fund (shares -- 69)                                                           641
                                                                                                  -----------

Fidelity U.S. Bond Index Fund (shares -- 3,461)                                                        38,136
                                                                                                  -----------

Fidelity Spartan U.S. Equity Index Fund (shares -- 108,203 and 105,973, respectively)               4,756,641       3,849,983
                                                                                                  -----------     -----------

Fidelity Equity Income Fund (shares -- 563,783 and 564,738, respectively)                          31,318,132      28,011,033
                                                                                                  -----------     -----------

Fidelity Fund (shares -- 143,182 and 130,825, respectively)                                         5,253,333       3,924,749
                                                                                                  -----------     -----------

Fidelity Puritan Fund (shares -- 6,827)                                                               137,019
                                                                                                  -----------

Fidelity Growth & Income Portfolio (shares -- 2,734)                                                  125,328
                                                                                                  -----------

Fidelity Balanced Fund (shares -- 8,890)                                                              145,440
                                                                                                  -----------

Fidelity Equity Income II Fund (shares -- 605)                                                         18,142
                                                                                                  -----------

Fidelity Real Estate Investment Portfolio (shares -- 512)                                               7,961
                                                                                                  -----------

Fidelity Magellan Fund (shares -- 359,141 and 348,650, respectively)                               43,391,423      34,000,364
                                                                                                  -----------     -----------

Fidelity Growth Company Fund (shares -- 90,467 and 80,771, respectively)                            4,615,647       3,637,906
                                                                                                  -----------     -----------

Fidelity OTC Portfolio (shares -- 289)                                                                 12,606
                                                                                                  -----------

Fidelity Capital Appreciation Fund (shares -- 139)                                                      3,069
                                                                                                  -----------

Fidelity Blue Chip Growth Fund (shares -- 1,744)                                                       87,882
                                                                                                  -----------

Fidelity Low-Priced Stock Fund (shares -- 61)                                                           1,396
                                                                                                  -----------

Fidelity Small Cap Selector Fund (shares -- 340)                                                        4,824
                                                                                                  -----------

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRUST INVESTMENTS (CONTINUED)

                                                                                          December 31,     September 30,
                                                                                              1998              1998
                                                                                          -------------    -------------
Fidelity Value Fund (shares -- 24)                                                               1,108
                                                                                          ------------

Fidelity Overseas Fund (shares -- 33,650 and 33,268, respectively)                           1,210,728        1,035,967
                                                                                          ------------     ------------

Fidelity International Growth and Income Fund (shares -- 382)                                    7,985
                                                                                          ------------

Fidelity Worldwide Fund (shares -- 458)                                                          7,578
                                                                                          ------------

Fidelity Freedom Income Fund (shares -- 62)                                                        698
                                                                                          ------------

Fidelity Freedom 2000 Fund (shares -- 9,422)                                                   116,181
                                                                                          ------------

Fidelity Freedom 2010 Fund (shares -- 8,490)                                                   112,917
                                                                                          ------------

Fidelity Freedom 2020 Fund (shares -- 1,811)                                                    25,265
                                                                                          ------------

Fidelity Freedom 2030 Fund (shares -- 138)                                                       1,919
                                                                                          ------------

UGI Common Stock Fund
     UGI Corporation Unitized Stock Fund (units -- 235,513 and 221,951, respectively)        2,397,524        2,173,578
     Dividends receivable                                                                       35,485           34,106
                                                                                          ------------     ------------
                                                                                             2,433,009        2,207,684
                                                                                          ------------     ------------


Total trust investments - fair value, except for group annuity contract
     which is carried at cost plus accrued interest                                       $145,387,683     $127,715,516
                                                                                          ============     ============

Total trust investments - cost                                                            $119,796,511     $115,306,882
                                                                                          ============     ============

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



The numbers of Plan participants with account balances by investment option at December 31, 1998 and September 30, 1998 were:

                                                December 31,    September 30,
                                                    1998            1998
                                                ------------    -------------
Fidelity Cash Reserves Fund                        3,255           3,553
Fixed Income Fund:
       1996 Plan year contract                        --           1,958
Fidelity Managed Income Portfolio II Fund          2,692           2,341
Fidelity Intermediate Bond Fund                      925             955
Fidelity Capital & Income Fund                        11              --
Fidelity U.S. Bond Index Fund                         16              --
Fidelity Spartan U.S. Equity Index Fund              657             625
Fidelity Equity Income Fund                        2,401           2,556
Fidelity Fund                                        697             666
Fidelity Puritan Fund                                 34              --
Fidelity Growth & Income Portfolio                    42              --
Fidelity Balanced Fund                                39              --
Fidelity Equity Income II Fund                        19              --
Fidelity Real Estate Investment Portfolio             17              --
Fidelity Magellan Fund                             2,680           2,795
Fidelity Growth Company Fund                         911             906
Fidelity OTC Portfolio                                12              --
Fidelity Capital Appreciation Fund                     8              --
Fidelity Blue Chip Growth Fund                        63              --
Fidelity Low-Priced Stock Fund                        11              --
Fidelity Small Cap Selector Fund                      10              --
Fidelity Value Fund                                   10              --
Fidelity Overseas Fund                               389             394
Fidelity International Growth & Income Fund           26              --
Fidelity Worldwide Fund                               20              --
Fidelity Freedom Income Fund                           2              --
Fidelity Freedom 2000 Fund                             7              --
Fidelity Freedom 2010 Fund                            11              --
Fidelity Freedom 2020 Fund                             7              --
Fidelity Freedom 2030 Fund                             8              --
UGI Common Stock Fund                                833             841
Participant loans                                    900             971

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



The total number of Plan participants with account balances at December 31, 1998 and September 30, 1998 of 5,201 and 5,481, respectively, was less than the sum of the numbers of participants shown in the schedule above because many participants invest in more than one fund.

During the 1998 Short Plan Year and 1998 Plan Year, the Plan purchased, at market prices, 5,987 and 19,786 shares of UGI Corporation Common Stock directly from UGI Corporation for $141,715 and $521,127, respectively.

The Plan's principal financial instruments subject to credit risk are the investments of the separate investment funds. The degree and concentration of credit risk varies by fund depending upon the type and diversity of investments. The Schedule of Assets Held for Investment Purposes depicts the types of investment funds available and the proportionate share of assets held in each particular investment option.

4.       FEDERAL INCOME TAX STATUS

On July 31, 1995, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of September 30, 1994 under Section 401(a) of the IRC. The Plan has since been amended, however, the Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the Trust) and participants are not taxed on Company contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
           Item 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                                                                            December 31, 1998
                                                   -----------------------------------------------------------------
                                                       Number of
                                                       Shares or                           Fair Value/
                                                       Principal                            Contract
NAME OF ISSUER AND TITLE OF ISSUE                       Amount             Cost               Value           % (2)
---------------------------------                  ----------------    ------------       ------------       -------
FIDELITY CASH RESERVES FUND (1) (3)                 28,415,877 shrs    $ 28,415,877       $ 28,415,877       100.00%
                                                                       ------------       ------------       -------

FIDELITY MANAGED INCOME
   PORTFOLIO II FUND (1) (3)                        19,352,975 shrs      19,352,975         19,352,975       100.00%
                                                                       ------------       ------------       -------

FIDELITY INTERMEDIATE BOND FUND (3)                    368,434 shrs       3,755,619          3,783,823       100.00%
                                                                       ------------       ------------       -------

FIDELITY CAPITAL AND INCOME FUND (3)                        69 shrs             642                641       100.00%
                                                                       ------------       ------------       -------

FIDELITY U.S. BOND INDEX FUND (3)                        3,461 shrs          38,059             38,136       100.00%
                                                                       ------------       ------------       -------

FIDELITY SPARTAN U.S. EQUITY INDEX FUND (3)            108,203 shrs       3,589,571          4,756,641       100.00%
                                                                       ------------       ------------       -------

FIDELITY EQUITY INCOME FUND (1) (3)                    563,783 shrs      22,833,919         31,318,132       100.00%
                                                                       ------------       ------------       -------

FIDELITY FUND (3)                                      143,182 shrs       4,277,303          5,253,333       100.00%
                                                                       ------------       ------------       -------

FIDELITY PURITAN FUND (3)                                6,827 shrs         134,069            137,019       100.00%
                                                                       ------------       ------------       -------

FIDELITY GROWTH & INCOME
   PORTFOLIO (3)                                         2,734 shrs         117,340            125,328       100.00%
                                                                       ------------       ------------       -------

FIDELITY BALANCED FUND (3)                               8,890 shrs         141,421            145,440       100.00%
                                                                       ------------       ------------       -------

FIDELITY EQUITY INCOME II FUND (3)                         605 shrs          18,002             18,142       100.00%
                                                                       ------------       ------------       -------

FIDELITY REAL ESTATE INVESTMENT
   PORTFOLIO (3)                                           512 shrs           8,051              7,961       100.00%
                                                                       ------------       ------------       -------

FIDELITY MAGELLAN FUND (1) (3)                         359,141 shrs      29,177,743         43,391,423       100.00%
                                                                       ------------       ------------       -------

FIDELITY GROWTH COMPANY FUND (3)                        90,467 shrs       4,060,028          4,615,647       100.00%
                                                                       ------------       ------------       -------

FIDELITY OTC PORTFOLIO (3)                                 289 shrs          11,653             12,606       100.00%
                                                                       ------------       ------------       -------

FIDELITY CAPITAL APPRECIATION FUND (3)                     139 shrs           2,842              3,069       100.00%
                                                                       ------------       ------------       -------

FIDELITY BLUE CHIP GROWTH FUND (3)                       1,744 shrs          79,390             87,882       100.00%
                                                                       ------------       ------------       -------

FIDELITY LOW-PRICED STOCK FUND (3)                          61 shrs           1,332              1,396       100.00%
                                                                       ------------       ------------       -------

FIDELITY SMALL CAP SELECTOR FUND (3)                       340 shrs           4,443              4,824       100.00%
                                                                       ------------       ------------       -------

FIDELITY VALUE FUND (3)                                     24 shrs           1,159              1,108       100.00%
                                                                       ------------       ------------       -------

FIDELITY OVERSEAS FUND (3)                              33,650 shrs       1,138,612          1,210,728       100.00%
                                                                       ------------       ------------       -------

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
     Item 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES (continued)

                                                                                  December 31, 1998
                                                           -------------------------------------------------------------
                                                             Number of
                                                             Shares or                        Fair Value/
                                                             Principal                         Contract
NAME OF ISSUER AND TITLE OF ISSUE                              Amount          Cost              Value            % (2)
---------------------------------                          -------------   -------------     -------------       -------
FIDELITY INTERNATIONAL GROWTH
   & INCOME FUND (3)                                           382 shrs            7,596             7,985       100.00%
                                                                           -------------     -------------       -------

FIDELITY WORLDWIDE FUND (3)                                    458 shrs            7,318             7,578       100.00%
                                                                           -------------     -------------       -------

FIDELITY FREEDOM INCOME FUND (3)                                62 shrs              691               698       100.00%
                                                                           -------------     -------------       -------

FIDELITY FREEDOM 2000 FUND (3)                               9,422 shrs          115,405           116,181       100.00%
                                                                           -------------     -------------       -------

FIDELITY FREEDOM 2010 FUND (3)                               8,490 shrs          106,247           112,917       100.00%
                                                                           -------------     -------------       -------

FIDELITY FREEDOM 2020 FUND (3)                               1,811 shrs           22,046            25,265       100.00%
                                                                           -------------     -------------       -------

FIDELITY FREEDOM 2030 FUND (3)                                 138 shrs            1,840             1,919       100.00%
                                                                           -------------     -------------       -------

UGI COMMON STOCK FUND (3)
UGI Corporation Unitized Stock Fund                        235,513 units       2,339,833         2,397,524        98.54%
Dividends receivable                                      $ 35,485                35,485            35,485         1.46%
                                                                           -------------     -------------       -------
                                                                               2,375,318         2,433,009       100.00%
                                                                           -------------     -------------       -------


PARTICIPANT LOANS
Loan principal outstanding (7.00% - 12.70%) (3) (4)                                    -         3,481,222       100.00%
                                                                           -------------     -------------       -------

Total - all funds                                                          $ 119,796,511     $ 148,868,905
                                                                           -------------     -------------

--------------------------------------------------------------------------------

(1) Investment represents 5% or more of the net assets available for benefits.

(2) Percentages represent percentage of fair value / contract value of each fund.

(3) Party in interest.

(4) Range of interest rates for loans outstanding as of December 31, 1998.